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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)    December 9, 1999
                                                        ------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

         1-3305                                       22-1109110
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(Commission File Number)                 (I.R.S. Employer Identification No.)

         One Merck Drive, PO Box 100, Whitehouse Station, NJ        08889-0100
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               (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code         (908) 423-1000
                                                       -------------------------




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Item 5.  Other Events
---------------------

Incorporated by reference is a press release issued by the Registrant on December 9, 1999, attached as Exhibit 99.





Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits
          --------

     Exhibit 99        Press release issued                    Filed with
                       December 9, 1999 regarding              this document
                       business briefing to analysts



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                MERCK & CO., Inc.




Date:  December 16, 1999                        By: /s/ Debra A. Bollwage
                                                    -------------------------
                                                       DEBRA A. BOLLWAGE
                                                       Assistant Secretary


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                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number         Description
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 99            Press release issued December 9, 1999
               regarding business briefing to analysts



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